UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400, Santa Ana, CA	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TTMI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Dr. Dov S. Zakheim from the Board

On May 8, 2024, Dr. Dov S. Zakheim tendered, and the Board of Directors (the “Board”) of TTM Technologies, Inc. (the “Company”) accepted, his resignation from his position as a Class I director of the Company and any Board committees thereof. Dr. Zakheim’s resignation was not a result of a disagreement with the Company relating to the Company’s operations, policies or practices.

Dr. Zakheim’s resignation was required due to his attainment of the mandatory retirement age of 75, and the Board was obligated to accept his resignation, in each case as prescribed in the Company’s Corporate Governance Guidelines.

Appointment of Wajid Ali to the Board

On May 9, 2024, the Board appointed Mr. Wajid Ali to fill the vacancy created by Dr. Zakheim’s resignation to serve as a Class I director with a term expiring at the annual meeting of stockholders in 2025 or his earlier resignation, retirement or removal, subject to approval from the Defense Counterintelligence and Security Agency (“DCSA”) pursuant to the Special Security Agreement between the Company and DSCA.

There are no arrangements or understandings between Mr. Ali and any other persons pursuant to which Mr. Ali was appointed to the Board, nor does Mr. Ali have any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Upon his appointment, Mr. Ali will be entitled to receive the same compensation for service as a director as is provided to other non-employee directors of the Company pursuant to the Company’s director compensation program on a pro-rata annual basis, which includes the issuance of Restricted Stock Units of TTM’s Common Stock. The Board has determined that Mr. Ali will be an independent director under NASDAQ listing standards. Mr. Ali is expected to serve on the Audit Committee of the Board.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws

As described under Item 5.07 of this Current Report on Form 8-K, at the Company’s 2024 Annual Meeting of Stockholders held on May 8, 2024 (the “Annual Meeting”), the stockholders of the Company approved proposed amendments (the “Charter Amendments”) to the Company’s certificate of incorporation (i) to permit the exculpation of officers, as is consistent with the Delaware General Corporation Law (the “DGCL”), (ii) to provide that stockholders may remove any or all directors, with or without cause, as permitted by the DGCL, and (iii) to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock. The Charter Amendments are described in detail under “Proposal Two: Approval of an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law,” “Proposal Three: Approval of an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law,” and “Proposal Four: Approval of an amendment of our certificate of incorporation to eliminate the requirement that certain amendments must be approved by at least 80% of the outstanding shares of all capital stock,” commencing on pages 62, 64 and 65, respectively, of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2024 (the “Proxy Statement”) in connection with the Annual Meeting. The foregoing description of the Charter Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of incorporation, as modified by the Charter Amendments (the “Amended and Restated Certificate of Incorporation”), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Amended and Restated Certificate of Incorporation became effective upon its filing with the Secretary of State of the State of Delaware on May 8, 2024.

As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting the stockholders of the Company also approved amendments to the Company’s bylaws (the “Bylaw Amendments”) to (a) make changes arising from the Special Board Resolution adopted by the Board in February 2023; (b) provide (i) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (ii) a majority approval standard for uncontested elections of directors, (iii) that stockholders may remove directors with or without cause, and (iv) miscellaneous clarifications and changes, and (c) eliminate the requirement that certain amendments to the Company’s bylaws be approved by at least 80% of the shares entitled to vote. The Bylaw Amendments became effective upon approval by the stockholders. The Bylaw Amendments are described in detail under “Proposal Five: Approval of amendments of our bylaws arising from the Special Board Resolution adopted by the board of directors in February 2023,” “Proposal Six: Approval of amendments of our bylaws to provide modifications to the advance notice requirements applicable to director nominations submitted by stockholders, a majority approval standard for election of directors, that stockholders may remove any or all directors, with or without cause, and miscellaneous amendments to our bylaws,” and “Proposal Seven: Approval of an amendments of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment” commencing on pages 67, 69 and 72, respectively, of the Proxy Statement. The foregoing description of the Bylaw Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amended and Restated Bylaws, which incorporates the Bylaw Amendments and are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 8, 2024, the Company held the Annual Meeting. Of the 101,775,162 shares of common stock outstanding on the record date, 96,540,774 shares were present at the Annual Meeting in person or by proxy, representing approximately 94.86% of the total outstanding shares eligible to vote. All proposals passed, and the Class III Directors recommended by the Company were elected.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1 – Election of Class III Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Rex D. Geveden	91,501,806	1,598,991	3,439,977
Pamela B. Jackson	91,932,481	1,168,316	3,439,977
John G. Mayer	86,717,701	6,383,096	3,439,977

Proposal 2 – Approval of an amendment of our certificate of incorporation to provide for the exculpation of officers, as permitted by Delaware law

Votes For:	87,704,604
Votes Against:	5,380,074
Abstain:	16,119
Broker Non-Votes:	3,439,977

Proposal 3 – Approval of an amendment of our certificate of incorporation regarding removal of directors, with or without cause, as permitted by Delaware law

Votes For:	93,070,512
Votes Against:	9,825
Abstain:	20,460
Broker Non-Votes:	3,439,977

Proposal 4 – Approval of an amendment of our certificate of incorporation to eliminate the 80% stockholder vote requirement for certain amendments

Votes For:	92,918,166
Votes Against:	178,828
Abstain:	3,803
Broker Non-Votes:	3,439,977

Proposal 5 – Approval of amendments of our bylaws arising from the Special Board Resolution adopted by the Board in February 2023

Votes For:	93,063,580
Votes Against:	23,008
Abstain:	14,209
Broker Non-Votes:	3,439,977

Proposal 6 – Approval of amendments of our bylaws to provide advance notice requirements for director nominations by stockholders, a majority approval standard for uncontested director elections, that stockholders may remove directors, with or without cause, and miscellaneous amendments to our bylaws

Votes For:	92,998,754
Votes Against:	86,851
Abstain:	15,192
Broker Non-Votes:	3,439,977

Proposal 7 – Approval of an amendment of our bylaws to eliminate the 80% stockholder vote requirement for certain amendments

Votes For:	92,914,573
Votes Against:	179,788
Abstain:	6,436
Broker Non-Votes:	3,439,977

Proposal 8 – Advisory Vote on the Compensation of Named Executive Officers

Votes For:	90,770,820
Votes Against:	2,136,982
Abstain:	192,995
Broker Non-Votes:	3,439,977

Proposal 9 – Ratification of Appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 30, 2024

Votes For:	95,659,562
Votes Against:	858,464
Abstain:	22,747
Broker Non-Votes:	—

Item 7.01 – Regulation FD Disclosure.

On May 9, 2024, the Company issued a press release announcing the appointment of Mr. Ali to the Board (the “Press Release”). A copy of the Press Release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements that relate to future events. The Company cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect the Company’s current expectations, and the Company does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other Company statements will not be realized. The statements also involve risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the forward-looking statements. For a description of additional factors that may cause the Company’s actual events or results to differ from any forward-looking statements, please review the information set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

3.1	TTM Technologies, Inc. Amended and Restated Certificate of Incorporation, effective May 8, 2024

3.2	TTM Technologies, Inc. Sixth Amended and Restated Bylaws

99.1	Press release, dated May 9, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: May 10, 2024		/s/ Daniel J. Weber
	By:	Daniel J. Weber
Executive Vice President, Chief Legal Officer & Secretary